Exhibit 3
Atomic Giant.com, Inc.
Form 10-SB



   THE SECURITIES REPRESENTED BY THIS COMMON STOCK PURCHASE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED THE "1933 ACT", AND HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE RESALE OR DISTRIBUTION THEREOF. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT OR PURSUANT TO THE AVAILABILITY OF A REGISTRATION EXEMPTION, THE EXISTENCE OF WHICH EXEMPTION HAS BEEN CONFIRMED BY AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY OR BY A NO ACTION LETTER OR INTERPRETIVE OPINION OF THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION.


              Void after 5:00 pm., Provo, Utah Time
                       On January 1, 2001
                      AtomicGiant.com, Inc.

                  COMMON STOCK PURCHASE WARRANT

        This  certifies  that,  for  value  received,  Joseph  F.
   Ollivier, an individual (the "Holder"), is entitled to purchase at a price of One Dollar and no/100 ($1.00) per share (the "Exercise Price"), subject to the provisions of this Common Stock Purchase Warrant (the "Warrant"), from Atomic Giant.com, Inc., a Utah corporation (the "Company"), fifty thousand (50,000) shares of the no par value Common Stock of the Company (the "Common Stock"). The number and character of shares of Common Stock to be received upon the exercise of this Warrant (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

        1.   Exercise of Warrant.

           (a) Subject to the terms and conditions set forth herein, this Warrant may be exercised, in whole or in part, at any time from and after the date hereof, but not later than 5:00 pm., Provo, Utah time, on January 1, 2001, provided that if such termination or expiration date is a day on which federal or state chartered banking institutions are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender thereof to the Company at its principal office or at the office of its stock transfer agent, with the Purchase Form attached hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such Purchase Form (which payment may be made either (i) in cash or by certified or bank cashier's check, made payable to the order of the Company, (ii) by cancellation of any indebtedness owed by the Company to the Holder in a sum equal to the Exercise Price, or (iii) by any combination thereof, together with all taxes, if any, applicable upon such exercise.

          (b) If this Warrant is exercised in part only, the Company shall, upon the surrender of this Warrant for cancellation, execute and deliver a new Warrant of the same tenor and date evidencing the right of the Holder to purchase the balance of the Warrant Shares purchasable hereunder on the same terms and conditions as herein set forth.

          (c)Upon the receipt by the Company of this Warrant at the Company's principal office or at the office of the Company's stock transfer agent, in proper form for exercise, and accompanied by payment as herein provided, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding the fact that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

           (d) This Warrant may not be exercised unless such exercise is in full compliance with the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations promulgated thereunder and all applicable state securities laws, rules and regulations as they are in effect on the date of exercise. As a condition to the exercise of this Warrant, the Company may require the Holder to make representations and warranties to the Company (as to investment intent, access to information, and otherwise) as may be reasonable to assure compliance with all applicable securities laws, rules, and regulations.

      2. Reservation of Shares. The Company hereby covenants and agrees that, at all times during the period this Warrant is exercisable, the Company shall reserve from its authorized and unissued Common Stock for issuance and delivery upon the exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon the exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

       3. Minimum Purchases: Fractional Shares. This Warrant may not be exercised to fewer than five thousand (5,000) Warrant Shares unless it is exercised as to all Warrant Shares as to which the Warrant is then exercisable. No fractional shares or stock representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the then current fair market value of a share of the Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

     4    Transfer. Exchange. Assignment. Or Loss of Warrant.

           (a) This Warrant may not be assigned or transferred without the prior written consent of the Company and except in accordance with and subject to the provisions of the 1933 Act and the Rules and Regulations promulgated thereunder. Any purported assignment or transfer made other than in accordance with this
Section 4 and Section 9 hereof shall be null and void and of no force or effect.

           (b) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with the Assignment Form attached hereto being duly executed and accompanied by funds sufficient to pay any transfer tax. In such event the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in the Assignment Form and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other warrants that carry the same rights upon presentation thereof at the principal office of the Company, together with a written notice signed by the holder thereof, specifying the names and denominations in which new Warrants are to be issued. The terms "Warrant" and "Warrants" as used herein includes any Warrants in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged.

           (c) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of loss, theft, or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant (in the case of mutilation), the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed, or mutilated Warrant shall thereupon become void and of no force or effect.

           (d) The Holder of this Warrant, the Warrant Shares, or any other security issued or issuable upon the exercise of this Warrant shall indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls the Company, against any losses, claims, damages, or liabilities, joint or several, to which the Company or any such director, officer, or person may become subject under the 1933 Act or any statute or at common law, insofar as such losses, claims, damages, liabilities, or actions in respect thereof, arise out of or are based upon the disposition by such Holder of this Warrant, the Warrant Shares, or other such securities in violation of this Warrant.

      5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights as a shareholder in the Company, either at law or in equity, and the rights of the Holder are limited to those rights expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

      6. Adjustment Provisions. The number and kind of securities issuable upon the exercise of this Warrant, and the Exercise Price per Warrant Share or other security to be issued upon the exercise hereof, shall be subject to adjustment from time to time upon the happening of certain events, as follows:

           (a) Adjustment for Stock Dividends. In case at any time or from time to time on or after the date hereof the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional shares of stock of the Company by way of dividend, then and in each case, the Holder of this Warrant shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional stock of the Company that such Holder would hold on the date of such exercise had the Holder been the holder of record of such Common Stock on the date hereof and bad thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock receivable by the Holder as aforesaid during such period, giving effect to all adjustments called for during such period by paragraphs (b) and (c) of this Section 6.

           (b) Adjustment for Reclassification. Reorganization or Merger. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation, the stock or securities of which are, at the time, receivable upon the exercise of this Warrant) on or after the date hereof, or in case, after such date, the Company (or any such other corporation) shall merge with or into another corporation or entity or convey all or substantially all of its property and assets to another corporation or entity, then, and in each such case, the Holder of this Warrant shall, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger, or conveyance, be entitled to receive (in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation) the stock or other securities or property to which the Holder would have been entitled upon such consummation if the Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in paragraphs (a) and (c) of this Section
6. In each such case, the terms of this Section 6 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

           (c) Stock Splits and Reverse Stock Splits. If at any time on or after the date hereof the Company subdivides its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of Warrant Shares receivable upon the exercise of this Warrant shall thereby be proportionately increased. Conversely, if at any time on or after the date hereof the outstanding number of shares of Common Stock is combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of Warrant Shares receivable upon the exercise of this Warrant shall thereby be proportionately decreased.

           (d) Adjustments to Exercise Price. In the event of one or more adjustments, pursuant to this Section 6, in the number or character of Warrant Shares issuable upon the exercise of this Warrant, the Exercise Price per share shall be adjusted so that the total Exercise Price for the purchase of all Warrant Shares covered hereby remains the same. In the event the Holder becomes entitled to receive shares of two or more classes of the Company's capital stock, the Company's Board of Directors (whose determination shall be conclusive) shall determine the allocation of the total Exercise Price between or among the shares of each such class.

      7. Officer's Certificate. Whenever the Exercise Price or the Warrant Shares issuable upon the exercise of this Warrant shall be adjusted as required by the provisions of Section 6 hereof, the Company shall forthwith file with its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, an Officer's Certificate showing the adjusted Exercise Price and the adjusted number of Warrant Shares, determined as herein provided, and setting forth in reasonable detail the facts requiring such adjustment. Each such Officer's Certificate shall be made available at all reasonable times for inspection by the Holder, and the Company shall, forthwith after each such adjustment, deliver a copy of such Officer's Certificate to the Holder.

      8. Notices to Warrant Holders. So long as this Warrant is outstanding and unexercised: (i) if the Company pays any dividend or makes any distribution upon the Common Stock, (ii) if the Company offers to die holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights, or (iii) in the event of a capital reorganization of the Company, a reclassification of the capital stock of the Company, a consolidation or merger of the Company with or into another corporation or entity, a sale, lease, or transfer of all or substantially all of the property and assets of the Company to another corporation or entity, or a voluntary or involuntary dissolution, the Company shall cause to be delivered to the Holder, at least ten (10) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which:
(x) a record is to be taken for the purpose of such dividend, distribution, or rights or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation, or winding up is to take place and the date, if a date is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property or assets deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up.

     9.   Transfer to Comply with the 1933 Act.

           (a) This Warrant and the Warrant Shares or any other security issued or issuable upon the exercise of this Warrant may not be sold, transferred, or otherwise disposed of except to a person who, in the opinion of counsel reasonably satisfactory to the Company, is a person to whom this Warrant or such Warrant Shares may legally be transferred pursuant to Section 4 hereof without registration and without the delivery of a current prospectus under the 1933 Act with respect thereto, and then only upon receipt of an agreement of such person to comply with the provision of this Section 9 with respect to any resale or other disposition of such securities unless, in the opinion of such counsel, such agreement is not required.

           (b) The Company may cause the following legend to be set forth on each certificate representing Warrant Shares or any other security issued or issuable upon the exercise of this Warrant not theretofore distributed to the public or sold to an underwriter for distribution to the public pursuant to a registration statement filed with the Securities and Exchange Commission, unless counsel satisfactory to the Company is of the opinion as to any such certificate that such legend is unnecessary:

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION FOR NON-PUBLIC OFFERINGS. THE SHARES MAY NOT BE SOLD OR TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE 1933 ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

      10. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable in full or in part at any time or from time to time during the period commencing on the date hereof and ending at 5:00 p.m., Provo, Utah time on January 1, 2001.

      11.     No  Limitation  on Corporate No provision  of  this
Warrant and no right or option granted or conferred hereunder shall in any way limit, affect, or abridge the exercise by the Company of any of its rights or powers to recapitalize, amend its Articles of Incorporation, reorganize, consolidate, or merge with or into another corporation or entity, or to transfer all or any portion of its property or assets, or the exercise of any other of its rights and powers.

      12. Governing Law. This Warrant shall be governed by, and shall be construed in accordance with, the laws of the State of Utah applicable to contracts entered into and to be performed wholly within such State.

      13. Notice. Notices and other communications to be given to the Holder of this Warrant shall be delivered by hand or mailed, postage prepaid, to the Holder at P.O. Box 10 Provo, Utah 84603, or such other address as the Holder shall have designated by written notice to the Company as provided herein. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or mailed, postage prepaid, to the Company at 4643 North Mile High Drive, Provo, Utah 84604, or at such other address as the Company shall have designated by written notice to such registered owner as herein provided. Notice by mail shall be deemed given when deposited in the United States mail, postage prepaid, as herein provided.

      IN WITNESS WHEREOF, the Company has executed this Warrant as of the 11th day of February, 1999


                                   Atomic Giant.com, Inc.
                                   a Utah corporation

                                   By: /s/ Miles Pitcher
                                   Its: President